SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 18, 2000



                             Fidelity Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                      0-22288              25-1705405
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(State or other jurisdiction           (SEC File No.)     (IRS Employer
of incorporation)                                         Identification Number)



1009 Perry Highway, Pittsburgh, Pennsylvania                    15237
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:         (412) 367-3300
                                                            --------------



                                 Not Applicable
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          (Former name or former address, if changed since last Report)






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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.       Other Events
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         On  October  18,  2000,  the  Registrant  announced  that its  Board of
Directors declared a 10% stock dividend on the Company's outstanding common stock and a quarterly cash dividend of $.10 per share.

         For further details, reference is made to the Press Release dated October 18, 2000, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release dated October 18, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Fidelity Bancorp, Inc.


Date:    October 24, 2000          By:     /s/William L. Windisch
         ----------------                  -------------------------------------
                                           William L. Windisch
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)